Exhibit 99.2

Condensed Consolidated

Financial Statements

(unaudited)

September 30, 2013

Security Savings Bank, SSB and Subsidiary
Condensed Consolidated Financial Statements (unaudited)
September 30, 2013

1

Security Savings Bank, SSB and Subsidiary
Consolidated Statements of Financial Condition
September 30, 2013 (unaudited) and December 31, 2012 (audited)

	2013	2012
Assets
Cash and due from banks	$1,073,731	$671,344
Interest-earning deposits with banks	37,174,641	35,117,334
Cash and cash equivalents	38,248,372	35,788,678

Restricted cash	16,805,700	10,281,700
Investment securities held to maturity (fair value of $1,478,514 in 2013 and $8,052,665 in 2012)	1,449,865	7,999,388
Loans receivable, net of allowance for loan losses of $4,514,000 in 2013 and $6,883,198 in 2012	134,187,881	158,530,063
Accrued interest receivable	534,270	762,332
Premises and equipment	9,542,587	11,597,851
Other real estate owned	6,056,508	10,301,128
Real estate held for sale	1,784,936	1,767,648
Stock in the Federal Home Loan Bank of Atlanta, at cost	2,089,600	2,489,700
Corporate-owned life insurance	1,442,987	1,481,729
Other assets	197,831	180,339
Total assets	$212,340,537	$241,180,556

Liabilities and Equity
Deposits:
Noninterest-bearing deposits	$14,199,342	$13,826,727
Interest-bearing deposits	152,980,512	175,311,293
Total deposits	167,179,854	189,138,020

Advances from the Federal Home Loan Bank	40,000,000	45,000,000
Accrued interest payable	228,045	245,570
Advance payments by borrowers for property taxes and insurance	281,287	83,961
Accrued expenses and other liabilities	393,937	564,964
Total liabilities	208,083,123	235,032,515

Retained earnings, substantially restricted	4,257,414	6,148,041
Total equity	4,257,414	6,148,041
Total liabilities and equity	$212,340,537	$241,180,556

See Notes to Consolidated Financial Statements

2

Security Savings Bank, SSB and Subsidiary
Consolidated Statements of Operations
For the three month periods ended September 30, 2013 and 2012 (unaudited)

	Three months ended
	2013	2012
Interest and dividend income
Loans	$1,897,755	$2,431,216
Investment securities	9,371	35,610
Federal funds sold, deposits with banks	25,661	35,551
Dividend income	13,181	10,196
Total interest and dividend income	1,945,968	2,512,573

Interest expense
Deposit accounts	243,077	431,029
Advances from the Federal Home Loan Bank	443,772	488,704
Total interest expense	686,849	919,733
Net interest income	1,259,119	1,592,840

Provision for loan losses	-	442,328
Net interest income after provision for loan losses	1,259,119	1,150,512

Non-interest income
Service charges on deposit accounts	106,815	147,668
Service charges and other fees	2,846	5,068
Fees from presold mortgages	3,334	11,351
Income (loss) from corporate-owned life insurance	68,805	(11,541)
Loss on disposition of premises and equipment	(4,181)	(2,017)
Other	12,593	10,357
Total non-interest income	190,212	160,886

Non-interest expenses
Salaries and employee benefits	926,042	886,282
Occupancy	328,540	330,926
Data processing and outside service fees	152,477	274,488
Federal deposit insurance premiums	187,225	324,734
Supplies, telephone and postage	35,897	46,494
Other real estate owned, net	1,137,352	1,333,031
NOW check expense	53,095	46,366
Other general and administrative	148,599	108,589
Total non-interest expenses	2,969,227	3,350,910
Loss before income taxes	(1,519,896)	(2,039,512)

Income tax expense	25	-
Net loss	$(1,519,921)	$(2,039,512)

See Notes to Consolidated Financial Statements

3

Security Savings Bank, SSB and Subsidiary
Consolidated Statements of Operations
For the nine month periods ended September 30, 2013 and 2012 (unaudited)

	Nine months ended
	2013	2012
Interest and dividend income
Loans	$6,027,586	$7,780,450
Investment securities	42,676	186,356
Federal funds sold, deposits with banks	66,875	102,843
Dividend income	41,647	31,581
Total interest and dividend income	6,178,784	8,101,230

Interest expense
Deposit accounts	828,910	1,438,604
Advances from the Federal Home Loan Bank	1,337,904	1,455,488
Total interest expense	2,166,814	2,894,092
Net interest income	4,011,970	5,207,138

Provision for loan losses	-	840,073
Net interest income after provision for loan losses	4,011,970	4,367,065

Non-interest income
Service charges on deposit accounts	331,208	446,349
Service charges and other fees	8,869	15,152
Fees from presold mortgages	11,269	32,293
Income (loss) from corporate-owned life insurance	44,607	(36,098)
Gain from corporate-owned life insurance death benefit	78,500	-
Gain on disposition of premises and equipment	28,818	1,456
Other	44,777	19,747
Total non-interest income	548,048	478,899

Non-interest expenses
Salaries and employee benefits	2,470,044	3,209,537
Occupancy	787,657	959,432
Data processing and outside service fees	699,521	820,259
Federal deposit insurance premiums	566,546	656,729
Supplies, telephone and postage	125,209	150,784
Other real estate owned, net	1,297,067	4,337,334
NOW check expense	139,603	152,254
Other general and administrative	364,973	374,140
Total non-interest expenses	6,450,620	10,660,469
Loss before income taxes	(1,890,602)	(5,814,505)

Income tax expense	25	-
Net loss	$(1,890,627)	$(5,814,505)

See Notes to Consolidated Financial Statements

4

Security Savings Bank, SSB and Subsidiary
Consolidated Statements of Comprehensive Loss
For the three and nine month periods ended September 30, 2013 and 2012 (unaudited)

	Three months ended
	2013	2012

Net loss	$(1,519,921)	$(2,039,512)
Other comprehensive income (loss), net of tax	-	-

Comprehensive loss	$(1,519,921)	$(2,039,512)

	Nine months ended
	2013	2012

Net loss	$(1,890,627)	$(5,814,505)
Other comprehensive income (loss), net of tax	-	-

Comprehensive loss	$(1,890,627)	$(5,814,505)

See Notes to Consolidated Financial Statements

5

Security Savings Bank, SSB and Subsidiary
Consolidated Statements of Changes In Equity
For the nine months ended September 30, 2013 and 2012 (unaudited)

		Accumulated
		Other
	Retained	Comprehensive	Total
	Earnings	Loss	Equity

Balance, December 31, 2012	$6,148,041	$-	$6,148,041

Net loss	(1,890,627)	-	(1,890,627)

Balance, September 30, 2013	$4,257,414	$-	$4,257,414

Balance, December 31, 2011	$13,594,623	$-	$13,594,623

Net loss	(5,814,505)	-	(5,814,505)

Balance, September 30, 2012	$7,780,118	$-	$7,780,118

See Notes to Consolidated Financial Statements

6

Security Savings Bank, SSB and Subsidiary
Consolidated Statements of Cash Flows
For the nine month periods ended September 30, 2013 and 2012 (unaudited)

	2013	2012
Cash flows from operating activities
Net loss	$(1,890,627)	$(5,814,505)
Adjustments to reconcile net loss to net cash used by operating activities:
Depreciation of premises and equipment	301,338	430,776
Amortization of investment securities, net	-	8,552
Gain on disposition of premises and equipment	(28,818)	(1,456)
Gain from corporate-owned life insurance death benefit	(78,500)	-
Loss (gain) on sale of other real estate owned and real estate held for sale	(485,964)	135,279
Write down on other real estate owned and real estate held for sale	1,483,474	3,451,071
Provision for loan losses	-	840,073
Income (loss) from corporate-owned life insurance	(80,249)	-
Increase in advance payments by borrowers for property taxes and insurance	197,326	190,981
Changes in assets and liabilities:
Accrued interest receivable	228,062	243,586
Other assets	(17,492)	(5,308)
Accrued interest payable	(17,525)	(5,907)
Accrued expenses and other liabilities	(171,027)	26,557
Net cash used by operating activities	(560,002)	(500,301)

Cash flows from investing activities
Increase in restricted cash	(6,524,000)	(4,456,675)
Purchases of held to maturity investment securities	-	(8,000,000)
Proceeds from maturities/calls/principal repayments of held to maturity investment securities	6,549,523	9,133,775
Decrease in loans, net	23,158,747	27,105,144
Purchases of premises and equipment	-	(67,871)
Disposals of premises and equipment	1,220,247	11,445
Proceeds from sale of other real estate owned and real estate held for sale	4,975,754	4,612,066
Proceeds from corporate-owned life insurance death benefit	197,491	-
Redemption of Federal Home Loan Bank stock	400,100	562,600
Net cash provided by investing activities	29,977,862	28,900,484

Cash flows from financing activities
Net decrease in deposit accounts	(21,958,166)	(33,618,537)
Repayment of advances from Federal Home Loan Bank, net	(5,000,000)	-
Net cash used by financing activities	(26,958,166)	(33,618,537)

Net increase (decrease) in cash and cash equivalents	2,459,694	(5,218,354)

Cash and cash equivalents, beginning of period	35,788,678	61,105,752
Cash and cash equivalents, ending of period	$38,248,372	$55,887,398

Supplemental disclosure of cash flow information
Cash paid during year for:
Interest	$2,484,339	$2,899,999
Income taxes	$-	$-

Supplemental schedule of noncash investing and financing activities
Loans receivable transferred to other real estate owned	$1,183,435	$2,655,836
Premises transferred to real estate held for sale	$562,497	$643,422

See Notes to Consolidated Financial Statements

7

Security Savings Bank, SSB and Subsidiary
Notes to Consolidated Financial Statements
September 30, 2013 and December 31, 2012

Note 1.       Basis of Presentation and Summary of Significant Accounting Policies

Organization:

The consolidated financial statements include the accounts of Security Savings Bank, SSB (the “Bank”) and its wholly-owned subsidiary, Security Financial Services Corporation. The Bank’s principal business activity is providing consumer, mortgage and commercial loan and deposit banking services to individuals and business customers. The Bank primarily serves customers in Brunswick county, North Carolina and is headquartered in Southport, North Carolina. As a savings bank, the Bank is subject to regulation by the State of North Carolina Banking Commission and the Federal Deposit Insurance Corporation.

Critical Accounting Policies:

The Bank has adopted various accounting policies, which govern the application of accounting principles generally accepted in the United States in the preparation of our financial statements. Our significant accounting policies are described in the footnotes to the audited consolidated financial statements as of and for the year ended December 31, 2012 included in our 2012 Annual Report to Shareholders. Certain accounting policies involve significant judgments and assumptions by management, which have a material impact on the carrying value of certain assets and liabilities, and, as such, have a greater possibility of producing results that could be materially different than originally reported. We consider these accounting policies to be critical accounting policies. The judgments and assumptions we use are based on historical experience and other factors, which we believe to be reasonable under the circumstances. Because of the nature of the judgments and assumptions we make, actual results could differ from these judgments and estimates which could have a material impact on our carrying values of assets and liabilities and our results of operations.

Use of Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change relate to the determination of the allowance for losses on loans and valuation of other real estate owned.

Substantially all of the Bank’s loan portfolio consists of loans in its market area. Accordingly, the ultimate collectability of a substantial portion of the Bank’s loan portfolio and the recovery of a substantial portion of the carrying amount of foreclosed real estate are susceptible to changes in local market conditions. The regional economy is diverse, but influenced by the manufacturing and retirement segments and to an extent by the tourism and agricultural segments.

Interim Financial Information:

The accompanying consolidated financial statements for the periods ended September 30, 2013 and 2012 are condensed and therefore, do not include all disclosures necessary for a complete presentation of financial condition, results of operations, and cash flows in accordance with accounting principles generally accepted in the United States of America. Such statements are unaudited but, in the opinion of management, reflect all adjustments, which are of a normal recurring nature and necessary for a fair presentation of results for the selected interim periods. Users of financial information produced for interim periods are encouraged to refer to the footnotes contained in the audited financial statements as of and for the year ended December 31, 2012 incorporated into this filing on form 8-K/A when reviewing the interim financial statements. The results of operations for the three and nine month periods ended September 30, 2013 are not necessarily indicative of the results that may be expected for the entire fiscal year or any other period.

8

Security Savings Bank, SSB and Subsidiary
Notes to Consolidated Financial Statements
September 30, 2013 and December 31, 2012

Note 1.       Basis of Presentation and Summary of Significant Accounting Policies, continued

Subsequent Events:

Management has evaluated events occurring subsequent to the balance sheet date through December 10, 2013 which is the date these financial statements were available to be issued. In preparing these financial statements, the Bank has evaluated events and transactions for potential recognition or disclosure. The following events or transactions met the disclosure requirements under ASC 855-10:

•	Merger With NewBridge Bank. Effective October 1, 2013, NewBridge Bank acquired the assets and liabilities of the Bank in a transaction effected pursuant to an order of the North Carolina Commissioner of Banks. No shares were issued or cash exchanged in the transaction, and the merger was not subject to member approval.

Regulatory Enforcement Action and Going Concern:

Prior to the merger with NewBridge Bank, the Bank was subject to a Consent Order with the FDIC and the North Carolina Commissioner of Banks and substantial doubt existed about its ability to continue as a going concern.

Recent Accounting Pronouncements:

The following is a summary of recent authoritative pronouncements:

The Comprehensive Income topic of the ASC was amended in June 2011. The amendment eliminated the option to present other comprehensive income as a part of the statement of changes in stockholders’ equity and required consecutive presentation of the statement of net income and other comprehensive income. The amendments were applicable to the Bank January 1, 2012 and have been applied retrospectively. In December 2011, the topic was further amended to defer the effective date of presenting reclassification adjustments from other comprehensive income to net income on the face of the financial statements while the FASB redeliberated the presentation requirements for the reclassification adjustments. In February 2013, the FASB further amended the Comprehensive Income topic clarifying the conclusions from such redeliberations. Specifically, the amendments do not change the current requirements for reporting net income or other comprehensive income in financial statements. However, the amendments do require an entity to provide information about the amounts reclassified out of accumulated other comprehensive income by component. In addition, in certain circumstances an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of accumulated other comprehensive income by the respective line items of net income. The amendments will be effective for the Bank on a prospective basis for reporting periods beginning after December 15, 2013. Early adoption is permitted-private companies. As a result of the merger, the Bank does not expect these amendments to have any effect on its financial statements.

On April 22, 2013, the FASB issued guidance addressing application of the liquidation basis of accounting. The guidance is intended to clarify when an entity should apply the liquidation basis of accounting. In addition, the guidance provides principles for the recognition and measurement of assets and liabilities and requirements for financial statements prepared using the liquidation basis of accounting. The amendments will be effective for entities that determine liquidation is imminent during annual reporting periods beginning after December 15, 2013, and interim reporting periods therein and those requirements should be applied prospectively from the day that liquidation becomes imminent. Early adoption is permitted. As a result of the merger, the Bank does not expect these amendments to have any effect on its financial statements.

Other accounting standards that have been issued or proposed by the FASB or other standards-setting bodies are not expected to have a material impact on the Bank’s financial position, results of operations or cash flows.

9

Security Savings Bank, SSB and Subsidiary
Notes to Consolidated Financial Statements
September 30, 2013 and December 31, 2012

Note 2.       Restrictions on Cash

To comply with banking regulations, the Bank is required to maintain certain average cash reserve balances. The daily average cash reserve requirements for the nine months ended September 30, 2013 and the twelve months ended December 31, 2012 were approximately $749,000 and $771,000, respectively. At September, 30, 2013 and December 31, 2012, the Bank was in compliance with the reserve requirement.

At September, 30, 2013 and December 31, 2012, the Bank had pledged $16,473,000 and $10,219,000, respectively, in an interest-bearing account as collateral. The Bank has also assigned a certificate of deposit amounting to $62,700 to the North Carolina Department of Environment and Natural Resources at September 30, 2013 and December 31, 2012. These accounts are shown as restricted cash on the consolidated statements of financial condition.

Note 3.       Investment Securities

The following is a summary of the securities portfolio by major classification:

	September 30, 2013
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Securities held to maturity:
Government sponsored enterprises	$1,000,000	$-	$17,000	$983,000
Mortgage-backed securities	449,865	45,649	-	495,514
	$1,449,865	$45,649	$17,000	$1,478,514

	December 31, 2012
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Securities held to maturity:
Government sponsored enterprises	$7,500,000	$5,497	$1,086	$7,504,411
Mortgage-backed securities	499,388	48,866	-	548,254
	$7,999,388	$54,363	$1,086	$8,052,665

The Bank had $500,000 of investment securities pledged to The Senior Housing Crime Prevention Foundation (the “Foundation”) at December 31, 2012. These securities were pledged in conjunction with the acquisition of preferred stock in the Foundation. Income from the pledged securities was used by the Foundation to maintain its operations and to contract for the operation of crime reduction and prevention programs in a senior housing facility in Brunswick County in the State of North Carolina. The Bank was required to maintain the investment in Senior Housing Crime Prevention foundation until May 23, 2013. This investment was terminated in May, 2013.

All other securities were pledged as collateral on public deposits, Federal Home Loan Bank advances, or for other purposes at September 30, 2013 and December 31, 2012.

There were no sales of investment securities during 2013 or 2012.

10

Security Savings Bank, SSB and Subsidiary
Notes to Consolidated Financial Statements
September 30, 2013 and December 31, 2012

Note 3.       Investment Securities, continued

The following table shows gross unrealized losses and fair values of investment securities, aggregated by investment category and length of time that the individual securities have been in a continuous unrealized loss position, at September 30, 2013 and December 31, 2012. The unrealized loss relates to debt securities that have incurred fair value reductions due to higher market interest rates since the securities were purchased. The unrealized loss is not likely to reverse unless market interest rates decline to the levels that existed when the securities were purchased. Since none of the unrealized losses relate to the marketability of the securities or the issuer’s ability to honor redemption obligations, none of the securities are deemed to be other than temporarily impaired.

	Less Than 12 Months		12 Months or More		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
September 30, 2013
Securities held to maturity:
Government sponsored enterprises	$983,000	$17,000	$-	$-	$983,000	$17,000
Total temporarily impaired securities	$983,000	$17,000	$-	$-	$983,000	$17,000

	Less Than 12 Months		12 Months or More		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
December 31, 2012
Securities held to maturity:
Government sponsored enterprises	$998,914	$1,086	$-	$-	$998,914	$1,086
Total temporarily impaired securities	$998,914	$1,086	$-	$-	$998,914	$1,086

Management considers the nature of the investment, the underlying causes of the decline in market value, the severity and duration of the decline in market value and other evidence, on a security by security basis, in determining if the decline in market value is other than temporary. Management believes all unrealized losses presented in the table above to be temporary in nature.

The amortized cost and fair values of securities held to maturity at September 30, 2013 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call obligations with or without call penalties.

A summary of scheduled maturities of securities held to maturity as of September 30, 2013 follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$-	$-
Due in one through five years	-	-
Due in five years and thereafter	1,449,865	1,478,514
	$1,449,865	$1,478,514

11

Security Savings Bank, SSB and Subsidiary
Notes to Consolidated Financial Statements
September 30, 2013 and December 31, 2012

Note 4.       Loans Receivable and Allowance for Loan Losses

The major components of loans on the balance sheet at September 30, 2013 and December 31, 2012 are as follows (in thousands):

	2013	2012
1-4 family real estate	$57,519	$62,745
1-4 family lines of credit	22,079	24,493
Consumer lot loans	4,107	4,713
Commercial 1-4 family	16,790	20,944
Commercial non-residential	29,124	34,338
Commercial land only	5,801	7,930
Commercial construction	-	1,263
Commercial line of credit	789	2,968
Other non-real estate	2,493	6,019
Total gross loans	138,702	165,413
Allowance for loan losses	(4,514)	(6,883)
Total net loans	$134,188	$158,530

The allocation of the allowance for loan losses by loan components (in thousands) at September 30, 2013 is as follows:

	1-4	1-4	Consumer	Commercial	Commercial
	Family	Family	Lot	1-4	Non	Commercial	Commercial	Commercial	Other
	RE	LOC	Loans	Family	Residential	Land Only	Construction	LOC	Non RE	Unallocated	Total
2013
Allowance for credit losses:
Three months ended September 30, 2013:
Beginning balance	$1,062	$977	$413	$639	$946	$700	$-	$28	$94	$35	$4,894
Charge-offs	(61)	(302)	(3)	(25)	-	(30)	-	-	(4)	-	(425)
Recoveries	5	7	9	4	-	6	6	-	8	-	45
Provision	(70)	(4)	(32)	(1)	(53)	(67)	(6)	(9)	(9)	251	-
Ending balance	$936	$678	$387	$617	$893	$609	$-	$19	$89	$286	$4,514

Nine months ended September 30, 2013:
Beginning balance	$1,302	$843	$896	$1,574	$956	$1,092	$10	$65	$145	$-	$6,883
Charge-offs	(452)	(605)	(129)	(833)	-	(479)	-	-	(100)	-	(2,598)
Recoveries	29	18	99	9	-	23	19	-	32	-	229
Provision	57	422	(479)	(133)	(63)	(27)	(29)	(46)	12	286	-
Ending balance	$936	$678	$387	$617	$893	$609	$-	$19	$89	$286	$4,514

Ending balance: individually evaluated for impairment	$281	$168	$218	$318	$549	$207	$-	$-	$12	$-	$1,753
Ending balance: collectively evaluated for impairment	$655	$510	$169	$299	$344	$402	$-	$19	$77	$286	$2,761

Loans Receivables:
Ending balance	$57,519	$22,079	$4,107	$16,790	$29,124	$5,801	$-	$789	$2,493	$-	$138,702

Ending balance: individually evaluated for impairment	$7,343	$874	$715	$7,659	$7,461	$1,968	$-	$100	$523	$-	$26,643
Ending balance: collectively evaluated for impairment	$50,176	$21,205	$3,392	$9,131	$21,663	$3,833	$-	$689	$1,970	$-	$112,059

12

Security Savings Bank, SSB and Subsidiary
Notes to Consolidated Financial Statements
September 30, 2013 and December 31, 2012

Note 4.       Loans Receivable and Allowance for Loan Losses, continued

The allocation of the allowance for loan losses by loan components (in thousands) at September 30, 2012 is as follows:

	1-4	1-4	Consumer	Commercial	Commercial
	Family	Family	Lot	1-4	Non	Commercial	Commercial	Commercial	Other
	RE	LOC	Loans	Family	Residential	Land Only	Construction	LOC	Non RE	Total
2012
Allowance for credit losses:
Three months ended September 30, 2012:
Beginning balance	$1,334	$796	$976	$1,499	$1,019	$887	$-	$48	$116	$6,675
Charge-offs	-	(204)	(158)	(61)	-	(53)	-	-	(46)	(522)
Recoveries	-	5	64	2	-	113	-	-	4	188
Provision	56	412	134	(107)	(64)	(42)	1	4	49	443
Ending balance	$1,390	$1,009	$1,016	$1,333	$955	$905	$1	$52	$123	$6,784

Nine months ended September 30, 2012:
Beginning balance	$1,346	$764	$1,176	$1,901	$1,283	$2,111	$202	$144	$235	$9,162
Charge-offs	(139)	(360)	(440)	(909)	(401)	(1,337)	-	-	(64)	(3,650)
Recoveries	-	22	181	11	-	194	13	-	11	432
Provision	183	583	99	330	73	(63)	(214)	(92)	(59)	840
Ending balance	$1,390	$1,009	$1,016	$1,333	$955	$905	$1	$52	$123	$6,784

Ending balance: individually evaluated for impairment	$630	$549	$389	$710	$223	$300	$-	$-	$22	$2,823
Ending balance: collectively evaluated for impairment	$760	$460	$627	$623	$732	$605	$1	$52	$101	$3,961

Loans Receivables:
Ending balance	$67,986	$24,948	$5,110	$23,052	$39,725	$7,937	$25	$1,176	$4,104	$174,063

Ending balance: individually evaluated for impairment	$7,890	$1,109	$947	$10,246	$8,417	$2,673	$-	$141	$747	$32,170
Ending balance: collectively evaluated for impairment	$60,096	$23,839	$4,163	$12,806	$31,308	$5,264	$25	$1,035	$3,357	$141,893

The following table presents impaired loans by class of loan (in thousands) as of September 30, 2013:

		Unpaid		Average	Interest
	Recorded	Principal	Related	Recorded	Income
	Investment	Balance	Allowance	Investment	Recognized
2013
With no related allowance recorded:
1-4 family real estate	$4,820	$5,326	$-	$4,605	$161
1-4 family lines of credit	461	918	-	385	16
Consumer lot loans	298	331	-	281	17
Commercial 1-4 family	3,649	4,685	-	3,212	155
Commercial non-residential	4,853	5,097	-	4,867	193
Commercial land only	1,196	2,578	-	1,117	63
Commercial lines of credit	100	100	-	100	4
Other non-real estate	407	494	-	440	33
	15,784	19,529	-	15,007	642
With an allowance recorded:
1-4 family real estate	2,523	2,672	281	2,956	87
1-4 family lines of credit	413	475	168	616	9
Consumer lot loans	417	417	218	484	13
Commercial 1-4 family	4,010	4,621	318	5,098	106
Commercial non-residential	2,608	2,618	549	2,595	92
Commercial land only	772	817	207	1,223	26
Commercial lines of credit	-	-	-	-	-
Other non-real estate	116	116	12	143	7
	10,859	11,736	1,753	13,115	340
Combined:
1-4 family real estate	7,343	7,998	281	7,561	248
1-4 family lines of credit	874	1,393	168	1,001	25
Consumer lot loans	715	748	218	765	30
Commercial 1-4 family	7,659	9,306	318	8,310	261
Commercial non-residential	7,461	7,715	549	7,462	285
Commercial land only	1,968	3,395	207	2,340	89
Commercial lines of credit	100	100	-	100	4
Other non-real estate	523	610	12	583	40
	$26,643	$31,265	$1,753	$28,122	$982

13

Security Savings Bank, SSB and Subsidiary

Notes to Consolidated Financial Statements

September 30, 2013 and December 31, 2012

Note 4.	Loans Receivable and Allowance for Loan Losses, continued

The following table presents impaired loans by class of loan (in thousands) as of December 31, 2012:

		Unpaid		Average	Interest
	Recorded	Principal	Related	Recorded	Income
2012	Investment	Balance	Allowance	Investment	Recognized

With no related allowance recorded:
1-4 family real estate	$4,390	$4,657	$-	$4,585	$285
1-4 family lines of credit	308	316	-	316	-
Consumer lot loans	264	272	-	276	19
Commercial 1-4 family	2,774	3,654	-	3,583	205
Commercial non-residential	4,881	5,150	-	5,461	381
Commercial land only	1,037	2,159	-	1,087	134
Commercial lines of credit	100	100	-	100	5
Other non-real estate	472	609	-	473	17
	14,226	16,917	-	15,881	1,046
With an allowance recorded:
1-4 family real estate	3,349	3,398	649	3,389	171
1-4 family lines of credit	806	910	446	818	20
Consumer lot loans	542	544	344	551	18
Commercial 1-4 family	5,983	6,323	951	6,185	376
Commercial non-residential	2,530	2,535	303	2,581	129
Commercial land only	1,601	1,752	537	1,674	75
Commercial lines of credit	-	-	-	-	-
Other non-real estate	157	157	32	169	11
	14,968	15,619	3,262	15,367	800
Combined:
1-4 family real estate	7,739	8,055	649	7,974	456
1-4 family lines of credit	1,114	1,226	446	1,134	20
Consumer lot loans	806	816	344	827	37
Commercial 1-4 family	8,757	9,977	951	9,768	581
Commercial non-residential	7,411	7,685	303	8,042	510
Commercial land only	2,638	3,911	537	2,761	209
Commercial lines of credit	100	100	-	100	5
Other non-real estate	629	766	32	642	28
	$29,194	$32,536	$3,262	$31,248	$1,846

Nonperforming loans and impaired loans are defined differently. As such, some loans may be included in both categories, whereas other loans may only be included in one category. The aging of loans receivable as of September 30, 2013 was as follows (in thousands).

							Recorded
							Investment
						Total	> 90 Days
	30-59 Days	60-89 Days	90 Days Plus	Total		Loans	And
2013	Past Due	Past Due	Past Due	Past Due	Current	Receivables	Accruing

1-4 family real estate	$116	$1,911	$1,530	$3,557	$53,962	$57,519	$-
1-4 family lines of credit	625	-	693	1,318	20,761	22,079	-
Consumer lot loans	129	-	177	306	3,801	4,107	-
Commercial 1-4 family	870	165	1,759	2,794	13,996	16,790	-
Commercial non-residential	1	-	949	950	28,174	29,124	-
Commercial land only	352	-	294	646	5,155	5,801	-
Commercial construction	-	-	-	-	-	-	-
Commercial lines of credit	-	-	-	-	789	789	-
Other non-real estate	42	7	3	52	2,441	2,493	-
Total	$2,135	$2,083	$5,405	$9,623	$129,079	$138,702	$-

14

Security Savings Bank, SSB and Subsidiary

Notes to Consolidated Financial Statements

September 30, 2013 and December 31, 2012

Note 4.	Loans Receivable and Allowance for Loan Losses, continued

Nonperforming loans and impaired loans are defined differently. As such, some loans may be included in both categories, whereas other loans may only be included in one category. The aging of loans receivable as of December 31, 2012 was as follows (in thousands).

							Recorded
							Investment
						Total	> 90 Days
	30-59 Days	60-89 Days	90 Days Plus	Total		Loans	and
2012	Past Due	Past Due	Past Due	Past Due	Current	Receivables	Accruing

1-4 family real estate	$4,851	$1,976	$1,990	$8,817	$53,928	$62,745	$229
1-4 family lines of credit	111	61	393	565	23,928	24,493	-
Consumer lot loans	65	36	185	286	4,427	4,713	-
Commercial 1-4 family	1,672	2,691	26	4,389	16,555	20,944	-
Commercial non-residential	1,134	485	593	2,212	32,126	34,338	-
Commercial land only	129	318	470	917	7,013	7,930	-
Commercial construction	-	-	-	-	1,263	1,263	-
Commercial lines of credit	-	-	-	-	2,968	2,968	-
Other non-real estate	107	3	476	586	5,433	6,019	1
Total	$8,069	$5,570	$4,133	$17,772	$147,641	$165,413	$230

Credit Quality Indicators:

The Bank has established a standard risk grading (also referred to as loan grade) system to assist management and lenders in their analysis and supervision of the loan portfolio. Loan officers assign a grade to each credit at its inception; this grade is changed as required thereafter based on the borrower’s financial condition, payment performance, and other material information.

The Bank uses the following definitions for risk ratings:

1 - Highest Credit Quality	This grade is reserved for loans secured by cash collateral on deposit with no risk of principal deterioration.

2 - High Credit Quality	This grade is reserved for loans secured by readily marketable collateral, or loans within guidelines to borrowers with liquid financial statements. A liquid financial statement is generally a financial statement with substantial liquid assets, particularly relative to the debts. These loans have excellent sources of repayment, with no significant identifiable risk of collection, and conform in all respects to Bank policy, guidelines, underwriting standards, and Federal and State regulations (no exceptions of any kind).

3 - High Satisfactory Credit Quality	This grade is reserved for the Bank’s top quality loans. These loans have excellent sources of repayment, with no significant identifiable risk of collection, and they conform to Bank policy, conform to underwriting standards, and conform to product guidelines.

4 - Satisfactory Credit Quality	This grade is given to acceptable loans. These loans have adequate sources of repayment, with little identifiable risk of collection.

5 - Low Satisfactory Credit Quality	This grade is given to acceptable loans that show signs of weakness in either adequate sources of repayment or collateral but have demonstrated mitigating factors that minimize the risk of delinquency or loss.

15

Security Savings Bank, SSB and Subsidiary

Notes to Consolidated Financial Statements

September 30, 2013 and December 31, 2012

Note 4.	Loans Receivable and Allowance for Loan Losses, continued

Credit Quality Indicators, continued

6 - Special Mention	Special mention loans include the following characteristics:

•	Loans within guidelines tolerances or with exceptions of any kind that have not been mitigated by other economic or credit factors.
•	Extending loans that are currently performing satisfactorily but with potential weaknesses that may, if not corrected, weaken the asset or inadequately protect the Bank’s position at some future date. Potential weaknesses are the result of deviations from prudent lending practices.
•	Loans where adverse economic conditions that develop subsequent to the loan origination that don’t jeopardize liquidation of the debt but do substantially increase the level of risk may also warrant this rating.

7 - Substandard	A substandard loan is inadequately protected by the current sound net worth and paying capacity of the obligor or of the collateral pledged, if any. Loans classified as substandard must have a well-defined weakness or weaknesses that jeopardize the liquidation of the debt; they are characterized by the distinct possibility that the institution will sustain some loss if the deficiencies are not corrected.

Such loans are not longer considered to be adequately protected due to the borrower’s declining net worth, lack of earnings capacity, declining collateral margins and/or unperfected collateral positions. A possibility of loss of a portion of the loan balance cannot be ruled out. The repayment ability of the borrower is marginal or weak and the loan may have exhibited excessive overdue status or extensions and/or renewals.

8 - Doubtful	Loans classified Doubtful have all the weaknesses inherent in loans classified Substandard, plus the added characteristic that the weaknesses make collection or liquidation in full on the basis of currently existing facts, conditions, and values highly questionable and improbably. However, these loans are not yet rated as loss because certain events may occur which would salvage the debt.

The ability of the borrower to service the debt is extremely weak, overdue status is constant, the debt has been place on non-accrual status, and no definite repayment schedule exists. Doubtful is a temporary grade where a loss is expected but is presently not quantified with any degree of accuracy. Once the loss position is determined, the amount is charged off.

9 - Classified Loss	Loans classified Loss are considered uncollectable and of such little value that their continuance as bankable assets is not warranted. This classification does not mean that the asset has absolutely no recovery or salvage value, but rather that it is not practical or desirable to defer writing off this worthless loan even though partial recovery may be effected in the future.

16

Security Savings Bank, SSB and Subsidiary

Notes to Consolidated Financial Statements

September 30, 2013 and December 31, 2012

Note 4.	Loans Receivable and Allowance for Loan Losses, continued

					Doubtful
	Total	Pass Credits	Special Mention	Substandard	or Loss
September 30, 2013
1-4 family real estate	$57,519	$44,922	$3,810	$8,655	$132
1-4 family lines of credit	22,079	15,696	4,058	2,197	128
Consumer lot loans	4,107	2,475	873	643	116
Commercial 1-4 family	16,790	4,585	1,601	8,422	2,182
Commercial non-residential	29,124	17,277	2,747	8,271	829
Commercial land only	5,801	2,398	1,421	1,534	448
Commercial construction	-	-	-	-	-
Commercial lines of credit	789	660	29	100	-
Other non-real estate	2,493	1,757	143	593	-
Total	$138,702	$89,770	$14,682	$30,415	$3,835

	100%	64%	11%	22%	3%

					Doubtful
	Total	Pass Credits	Special Mention	Substandard	or Loss
December 31, 2012
1-4 family real estate	$62,745	$51,500	$2,448	$8,797	$-
1-4 family lines of credit	24,493	18,053	3,908	2,532	-
Consumer lot loans	4,713	2,969	891	853	-
Commercial 1-4 family	20,944	7,228	2,774	10,942	-
Commercial non-residential	34,338	18,844	5,014	10,480	-
Commercial land only	7,930	2,163	2,567	3,200	-
Commercial construction	1,263	1,254	9	-	-
Commercial lines of credit	2,968	2,691	137	140	-
Other non-real estate	6,019	4,368	491	1,160	-
Total	$165,413	$109,070	$18,239	$38,104	$-

	100%	66%	11%	23%	-%

Nonaccrual Loans (in thousands)

The loans in nonaccrual status as of September 30, 2013 and December 31, 2012 are as follows:

	2013	2012
1-4 family real estate	$2,848	$3,249
1-4 family lines of credit	1,070	645
Consumer lot loans	183	273
Commercial 1-4 family	2,753	1,046
Commercial non-residential	1,979	1,823
Commercial land only	868	1,145
Other non-real estate	306	503
Total	$10,007	$8,684

17

Security Savings Bank, SSB and Subsidiary

Notes to Consolidated Financial Statements

September 30, 2013 and December 31, 2012

Note 4.	Loans Receivable and Allowance for Loan Losses, continued

Troubled Debt Restructurings

The following table is a summary of information related to loan modifications considered to be troubled debt restructurings during for the nine months ended September 30, 2013:

	2013
		Pre-Modification	Post-Modification
		Outstanding	Outstanding
	Number	Recorded	Recorded
(Dollars in thousands)	of Contracts	Investment (1)	Investment (1)
Troubled Debt Restructurings
1-4 family real estate	2	$148	$148
Commercial non-residential	5	1,493	1,493
Commercial land only	2	276	276
Other non-real estate	1	21	21
	10	$1,938	$1,938

(1) Recorded investment includes unpaid active principal outstanding, accrued interest, late charges and unearned deferred cost.

During the nine months ended September 30, 2013, the Bank modified 10 loans that were considered to be troubled debt restructurings and extended the terms for 1 of these loans. The interest rate was lowered for 4 loans. As of September 30, 2013, the Bank had a total of $21,652,872 in loans that were considered to be troubled debt restructurings of which $6,225,631 were on nonaccrual.

The following table is a summary of information related to loan modifications considered to be troubled debt restructurings during for the nine months ended September 30, 2012:

	2012
		Pre-Modification	Post-Modification
		Outstanding	Outstanding
	Number	Recorded	Recorded
(Dollars in thousands)	of Contracts	Investment (1)	Investment (1)
Troubled Debt Restructurings
1-4 family real estate	5	$447	$447
1-4 family line of credit	1	197	197
Commercial 1-4 family	6	3,683	3,683
Commercial non-residential	9	2,872	2,872
Commercial land only	5	938	938
Other non-real estate	2	106	106
	28	$8,243	$8,243

(1) Recorded investment includes unpaid active principal outstanding, accrued interest, late charges and unearned deferred cost.

During the nine months ended September 30, 2012, the Bank modified 28 loans that were considered to be troubled debt restructurings and extended the terms for 9 of these loans. The interest rate was lowered for 22 loans. As of September 30, 2012, the Bank had a total of $26,615,941 in loans that were considered to be troubled debt restructurings of which $6,253,472 were on nonaccrual.

During the nine months ended September 30, 2013, there were 7 loans totaling $2,194,186 that had previously been restructured within the previous twelve months that were in default. During the nine months ended September 30, 2012, there were no loans that had previously been restructured within the previous twelve months that were in default. Restructured loans are deemed to be in default if payments in accordance with the modified terms are not received within ninety days of the payment due date.

In the determination of the allowance for loan losses, management considers troubled debt restructurings to be impaired until the borrower proves collectability is likely based on payments received.

18

Security Savings Bank, SSB and Subsidiary

Notes to Consolidated Financial Statements

September 30, 2013 and December 31, 2012

Note 5.	Premises and Equipment

Premises and equipment at September 30, 2013 and December 31, 2012 are summarized as follows:

	2013	2012
Land and improvements	$3,599,621	$3,969,084
Buildings and improvements	7,839,088	9,326,422
Furniture, fixtures and equipment	3,811,807	4,614,614
	15,250,516	17,910,120
Less accumulated depreciation	5,707,929	6,312,269
	$9,542,587	$11,597,851

Depreciation amounting to $301,338 and $430,776 is included in occupancy expense for the nine month periods ended September 30, 2013 and 2012, respectively.

During the first nine months of 2013, $562,497 of real estate was transferred from premises and equipment to real estate held for sale. During the first nine months of 2012, $643,422 of real estate was transferred from premises and equipment to real estate held for sale. During 2013 and 2012, the Bank removed several fully depreciated assets with a value of zero out of premises and equipment.

Note 6.	Other Real Estate Owned

Transactions in other real estate for the nine months ended September 30, 2013 and 2012 are summarized below:

	2013	2012
Balance, beginning of period	$10,301,128	$17,195,398
Additions	1,183,435	2,655,836
Sales	(4,062,908)	(4,747,345)
Writedowns	(1,365,147)	(2,904,649)
Balance, end of period	$6,056,508	$12,199,240

Note 7.	Federal Home Loan Bank Advances

Advances outstanding from the Federal Home Loan Bank of Atlanta totaled $40 million and $45 million at September 30, 2013 and December 31, 2012, respectively. Advances on this line consisted of the following at September 30, 2013 and December 31, 2012:

Maturing Date	Interest Rate	Balance
		2013	2012

February 13, 2013	3.58%	$-	$5,000,000
February 3, 2015	3.86%	9,000,000	9,000,000
June 24, 2015	3.71%	1,000,000	1,000,000
May 4, 2017	4.71%	5,000,000	5,000,000
June 5, 2017	4.93%	5,000,000	5,000,000
July 25, 2017	5.00%	10,000,000	10,000,000
September 11, 2017	3.71%	10,000,000	10,000,000
		$40,000,000	$45,000,000

The weighted average interest rate of these advances at September 30, 2013 and December 31, 2012 was 4.34% and 4.26%, respectively.

19

Security Savings Bank, SSB and Subsidiary

Notes to Consolidated Financial Statements

September 30, 2013 and December 31, 2012

Note 7.	Federal Home Loan Bank Advances, continued

At September 30, 2013 and December 31, 2012, the Bank had entered into a security agreement with a blanket floating lien pledging all of its qualifying real-estate loans to secure actual or potential borrowings. Under the agreement with the FHLB, the Bank must have collateral, free of encumbrances, with unpaid principal balances at least equal to, when discounted at 75% of the unpaid principal balances, 100% of the Bank’s total advances outstanding from the FHLB.

Note 8.	Employee Benefit Plans

Historically, the Bank has sponsored a 401 (k) contribution plan which covered substantially all employees. The employer may contribute 50% of the employee’s first 6% of salary reduction contribution and/or a profit sharing contribution. The profit sharing contributions were at the discretion of the Board. There were no salary-based or profit sharing contributions to the plan in 2013 or 2012. Effective July 31, 2013, the 401(k) plan was terminated.

Note 9.	Regulatory Matters

The Bank is subject to various regulatory capital requirements administered by the Federal and state banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory, and possibly additional discretionary, actions by regulators that, if undertaken, could have a direct material effect on the Bank’s financial statements.

On July 28, 2010, the Bank entered into a Consent Order (“Order”) with the FDIC and the North Carolina Commissioner of Banks. The Order seeks to enhance the Bank’s existing practices and procedures in the areas of management oversight, strategic and capital planning, credit risk management, credit underwriting, liquidity, funds management, and information technology.

In addition, the FDIC has established Individual Minimum Capital Ratio levels of tier 1 and total capital for the Bank of at least 8.0% and 10.0% respectively, that are higher than the minimum and well capitalized ratios applicable to all banks. The Bank was not in compliance with these ratios at September 30, 2013 or December 31, 2012.

A summary of the Bank’s actual capital components, those required for capital adequacy and those to be considered well capitalized under the Order at September 30, 2013 and December 31, 2012, follows (in thousands):

					Minimum
			Minimum for		To Be Well
			Capital Adequacy		Capitalized Under
	Actual		Purposes		Consent Order
	Amount	Ratio	Amount	Ratio	Amount	Ratio
September 30, 2013
Total capital (to risk-weighted assets)	$5,861	4.68%	$10,028	8.00%	$12,535	10.00%
Tier 1 capital (to risk-weighted assets)	$4,257	3.40%	$5,014	4.00%	n/a	n/a
Tier 1 capital (to average assets)	$4,257	1.97%	$8,651	4.00%	$17,301	8.00%

December 31, 2012
Total capital (to risk-weighted assets)	$8,123	5.31%	$12,246	8.00%	$15,308	10.00%
Tier 1 capital (to risk-weighted assets)	$6,148	4.02%	$6,123	4.00%	n/a	n/a
Tier 1 capital (to average assets)	$6,148	2.41%	$10,191	4.00%	$20,383	8.00%

20

Security Savings Bank, SSB and Subsidiary

Notes to Consolidated Financial Statements

September 30, 2013 and December 31, 2012

Note 10.	Off-Balance Sheet Risk

The Bank is a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments include commitments to extend credit and involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the balance sheet. The contract or notional amounts of these instruments reflect the extent of involvement the Bank has in particular classes of financial instruments. The Bank uses the same credit policies in making commitments and conditional obligations as it does for on balance sheet instruments.

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of conditions established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since some of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Bank evaluates each customer’s creditworthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary by the Bank, upon extension of credit is based on management’s credit evaluation of the borrower. Collateral obtained varies, but may include real estate, stocks, bonds, and certificates of deposit.

A summary of the contract amounts of the Bank’s exposure to off-balance sheet risk as of September 30, 2013 and December 31, 2012 is as follows (in thousands):

	2013	2012

Financial instruments whose contract amounts represent credit risk:
Commitments to extend credit	$2,157	$2,483
Commitments to fund commercial real estate, construction and land development loans	874	913
Other unused commitments	14,914	17,175

Note 11.	Fair Values

Financial instruments include cash and due from banks, federal funds sold, interest-earning deposits with banks, restricted cash, investment securities, loans, stock in the Federal Home Loan Bank of Atlanta, corporate-owned life insurance, deposit accounts, advances from the Federal Home Loan Bank, and accrued interest. Fair value estimates are made at a specific moment in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Bank’s entire holdings of a particular financial instrument. Because no active market readily exists for a portion of the Bank’s financial instruments, fair value estimates are based on judgments regarding future expected loss experience, current economic conditions, risk characteristics of various financial instruments, and other factors. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

Cash and Due from Banks, Federal Funds Sold, Interest-Earning Deposits with Banks, and Restricted Cash

The carrying amounts for cash and due from banks, federal funds sold, interest-earning deposits with banks, and restricted cash approximate fair value because of the short maturities of those instruments.

Investment Securities

Fair value for investment securities equals quoted market price if such information is available. If quoted prices are not available, fair values are measured using independent pricing models or other model-based valuation techniques such as the present value of future cash flows, adjusted for the security’s credit rating, prepayment assumptions and other factors such as credit loss assumptions.

21

Security Savings Bank, SSB and Subsidiary

Notes to Consolidated Financial Statements

September 30, 2013 and December 31, 2012

Note 11.	Fair Values, continued

Loans

The fair value of other types of loans represents an estimate of the discounted future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Stock in the Federal Home Loan Bank of Atlanta

The fair value for FHLB stock is its carrying value, since this is the amount for which it could be redeemed. There is no active market for this stock, and the Bank is required to maintain a minimum balance based on the unpaid principal of home mortgage loans.

Corporate-Owned Life Insurance

The carrying value of life insurance approximates fair value because this investment is carried at cash surrender value, as determined by the insurer.

Deposits

The fair value of demand deposits is the amount payable on demand at the reporting date. The fair value of time deposits represents an estimate of the discounted future cash flows for the rates currently offered for instruments of similar remaining maturities.

Advances from the Federal Home Loan Bank

The fair value of these advances represents an estimate of the discounted future cash flows for current rates at which borrowings of similar maturity could be obtained.

Accrued Interest

The carrying amount of accrued interest approximates fair value.

Financial Instruments with Off-Balance Sheet Risk

With regard to financial instruments with off-balance sheet risk discussed in Note 10, it is not practicable to estimate the fair value of future financing commitments.

The carrying amounts and estimated fair values of the Bank’s financial instruments, none of which are held for trading purposes, are as follows at September 30, 2013 and December 31, 2012 (in thousands):

	September 30, 2013		December 31, 2012
	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value
Financial Assets
Cash and due from banks	$1,074	$1,074	$671	$671
Interest-earning deposits with banks	37,175	37,175	35,117	35,117
Restricted cash	16,806	16,806	10,282	10,282
Investment securities held to maturity	1,450	1,479	7,999	8,053
Loans, net	134,188	140,770	158,530	166,306
Stock in the Federal Home Loan Bank	2,090	2,090	2,490	2,490
Accrued interest receivable	534	534	762	762
Corporate-owned life insurance	1,443	1,443	1,482	1,482

Financial Liabilities
Deposits	$167,180	$168,075	$189,138	$190,151
Federal Home Loan Bank Advances	40,000	45,110	45,000	50,749
Accrued interest payable	228	228	246	246

22

Security Savings Bank, SSB and Subsidiary

Notes to Consolidated Financial Statements

September 30, 2013 and December 31, 2012

Note 11.	Fair Values, continued

Measuring Assets and Liabilities at Fair Value

Generally accepted accounting principles related to fair value measurements and disclosures provide a framework for measuring and disclosing fair value under generally accepted accounting principles. It requires disclosures about the fair value of assets and liabilities recognized in the balance sheet in periods subsequent to initial recognition, whether the measurements are made on a recurring basis (for example, available for sale investment securities) or on a nonrecurring basis (for example, impaired loans).

The guidance defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The guidance also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

Fair Value Hierarchy

Generally accepted accounting principles related to fair value measurements and disclosures establish three levels of inputs that may be used to measure fair value:

Level 1	Valuation is based upon quoted prices for identical instruments traded in active markets.

Level 2	Valuation is based upon quoted prices for similar instruments traded in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.

Level 3	Valuation is generated from model-based techniques that use at least one significant assumption not observable in the market. These unobservable assumptions reflect estimates of assumptions that market participants would use in pricing the asset or liability. Valuation techniques include the use of option pricing models, discounted cash flow models and similar techniques.

Loans

The Bank does not record loans at fair value on a recurring basis. From time to time, a loan is considered impaired. Loans which are deemed to be impaired are valued according to accounting guidance for receivables. The fair value of impaired loans is estimated using one of several methods, including collateral value, liquidation value, and discounted cash flows. When the fair value of collateral is based on an observable market price or a current appraised value, the Bank records the impaired loan as Level 2. If the fair value of the loan is based on criteria other than observable market prices or current appraised value, the loan is recorded as Level 3.

Foreclosed Assets

Foreclosed assets are adjusted to fair value upon transfer of the loans to foreclosed assets.  Foreclosed assets are carried at the lower of the carrying value or fair value.  Fair value is based upon independent observable market prices or appraised values of the collateral, which the Bank considers to be level 2 inputs. When the appraised value is not available or management determines the fair value of the collateral is further impaired below the appraised value and there is no observable market price, the Bank records the foreclosed asset as nonrecurring Level 3.

Assets and Liabilities Recorded at Fair Value on a Recurring Basis

There were no assets or liabilities carried at fair value on a recurring basis at September 30, 2013 or December 31, 2012.

23

Security Savings Bank, SSB and Subsidiary

Notes to Consolidated Financial Statements

September 30, 2013 and December 31, 2012

Note 11.	Fair Values, continued

Assets and Liabilities Recorded at Fair Value on a Non-Recurring Basis

The Bank may be required from time to time to measure certain assets at fair value on a nonrecurring basis in accordance with U.S. generally accepted accounting principles. These include assets that are measured at the lower of cost or market that were recognized at fair value below cost at the end of the period. Assets carried at fair value on a nonrecurring basis are included in the table below.

(Dollars in thousands)	Total	Level 1	Level 2	Level 3

September 30, 2013
Impaired loans, net of specific reserves	$24,890	$-	$24,890	$-
Other real estate owned	6,057	-	6,057	-
Real estate held for sale	1,785	-	1,785	-
Total assets at fair value	$32,732	$-	$32,732	$-

December 31, 2012
Impaired loans, net of specific reserves	$25,932	$-	$25,932	$-
Other real estate owned	10,301	-	10,301	-
Real estate held for sale	1,768	-	1,768	-
Total assets at fair value	$38,001	$-	$38,001	$-

The Bank has no liabilities carried at fair value or measured at fair value on a nonrecurring basis.

Note 12.	Legal Contingencies

The Bank is party to various legal actions normally associated with financial institutions, the aggregate effect of which, in management’s opinion, would not be material to the financial condition or results of operations of the Bank.

Note 13.	Subsequent Events

Effective October 1, 2013, NewBridge Bank acquired the assets and liabilities of the Bank in a transaction effected pursuant to an order of the North Carolina Commissioner of Banks. No shares were issued or cash exchanged in the transaction, and the merger was not subject to member approval.

Management has evaluated events occurring subsequent to the balance sheet date through December 10, 2013 which is the date these financial statements were available to be issued. Other than the transaction noted above, there were no events identified as a result of this evaluation requiring adjustment or disclosure.

24